SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported):      May 25, 2006
Delta Mills, Inc.

(Exact name of registrant as specified in its charter)
Delaware

(State or Other Jurisdiction
of Incorporation)

333-376-17	13-2677657

(Commission File Number)	(IRS Employer Identification No.)

700 Northwood Drive, Fountain Inn, South Carolina	29644

(Address of principal executive offices)	(Zip Code)
(864) 255-4127

(Registrant’s Telephone Number
Including Area Code)
N/A

(Former name or former address,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On May 25, 2006, the Company announced that it was extending the expiration date of its tender offer to acquire all of its outstanding 9⅝% Senior Notes due 2007 (the “Senior Notes”) and its solicitation of consents from the holders of the Senior Notes to amendments to the Indenture governing the Senior Notes. The press release attached to this Form 8-K as exhibit 99.1 is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c)      Exhibits
99.1	Press release of Delta Woodside Industries, Inc. and Delta Mills, Inc. dated May 25, 2006.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA MILLS, INC.

Date: May 26, 2006	By:	/s/ W. H. Hardman, Jr.

W.H. Hardman, Jr. Chief Financial Officer

Exhibits
99.1	Press release of Delta Woodside Industries, Inc. and Delta Mills, Inc. dated May 25, 2006.